Summary Prospectus
PRGMX
October 1, 2011

T. Rowe Price GNMA Fund
A bond fund seeking high current income with high overall credit quality and moderate price fluctuation.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectusesandreports.  You can also get this information at no cost by calling 1-800-638-5660  or by sending an e-mail request to info@troweprice.com.  This Summary Prospectus incorporates by reference the fund’s prospectus, dated October 1, 2011, and Statement of Additional Information, dated October 1, 2011.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks high current income consistent with high overall credit quality and moderate price fluctuation by investing at least 80% of its total assets in Government National Mortgage Association securities backed by the full faith and credit of the U.S. government.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee	NONE

Maximum account fee	$20[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45%

Distribution and service (12b-1) fees	0.00%

Other expenses	0.16%

Acquired fund fees and expenses	0.07%

Total annual fund operating expenses	0.68%[b]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b The figure shown under “Total annual fund operating expenses” does not match the “Ratio of expenses to average net assets” shown in the Financial Highlights table, as that figure does not include acquired fund fees and expenses.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$69	$218	$379	$847

T. Rowe Price	2

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 225.7% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 80% of its total assets in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), an agency of the U.S. Department of Housing and Urban Development. These securities represent “pools” of mortgage loans that are guaranteed either by the Federal Housing Administration or the Veterans Administration. Mortgage lenders pool individual home mortgages to back a certificate or bond, which is then sold to investors. Interest and principal payments from the underlying mortgages are passed through to investors.

GNMA guarantees the timely payment of interest and principal on its securities, a guarantee backed by the U.S. Treasury. The GNMA guarantee does not apply to the price of GNMA securities or the fund’s share price, both of which will fluctuate with market conditions.

Up to 20% of total assets can be invested in high-quality securities that are not backed by the full faith and credit of the U.S. government. These securities must have a credit rating of at least AA or the equivalent as determined by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. Such securities may include, among others, corporate bonds, mortgage securities issued by government agencies not backed by the full faith and credit of the U.S. government and privately issued securities.

There is no limit on the maturity of individual bonds in the fund’s portfolio or on the fund’s overall weighted average maturity, which will vary and can be influenced by the general level of interest rates, principal prepayments of GNMA and other mortgage-backed securities, and other factors.

In selecting securities, the portfolio manager may weigh the characteristics of various types of mortgage securities and examine yield relationships in the context of the outlook for interest rates and the economy. For example, if interest rates seem likely to fall, the portfolio manager may purchase mortgage securities expected to have below-average prepayment rates and allocate some assets to bonds or other securities that could appreciate in that environment.

The fund may purchase or sell mortgage-backed securities on a when-issued, delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The fund would generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities.  However, in an effort to obtain underlying mortgage securities on more preferable terms or to enhance returns, the fund may extend the settlement by entering into “dollar roll” transactions in which the fund sells mortgage-backed securities and simultaneously agrees to purchase substantially similar securities on a future date.  In addition, the fund may use swaps primarily in an effort to manage its exposure to interest rates or to adjust portfolio duration.

Summary	3

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity or to shift assets into and out of higher-yielding securities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk  The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Interest rate risk  This is the risk that a rise in interest rates will cause the price of a fixed rate debt security to fall. Securities with longer maturities and funds with longer weighted average maturities generally have greater interest rate risk. The market tends to discount prices of GNMA securities for prepayment risk when interest rates decline. As a result, prices of GNMA securities typically do not rise as much as the prices of comparable bonds during periods of falling interest rates.

Prepayment risk  This is the risk that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, leading to the prepayment of mortgage-backed securities held by the fund. The fund would lose potential price appreciation and may be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Extension risk  This is the risk that during periods of rising interest rates, prepayments of the underlying mortgages will occur at a slower than expected rate, thereby lengthening the average life of the mortgage-backed securities and making them more volatile.

Credit risk  This is the risk that an issuer of a debt security or counterparty to an over-the-counter derivative could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation. The fund’s overall exposure to credit risk is relatively low because it invests primarily in securities backed by the U.S. government.

T. Rowe Price	4

Liquidity risk  This is the risk that the fund may not be able to sell a holding in a timely manner at a desired price.

TBA risk  The fund’s share price sensitivity in relation to interest rate movements could be increased to the extent the fund purchases securities on a when-issued or forward basis, and its portfolio turnover rate would be increased to the extent it enters into dollar roll transactions. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.

Swaps risk  The fund’s use, if any, of interest rate swaps include the potential for unanticipated adverse movements in interest rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreement, potential government regulation that could negatively affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund’s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

The fund’s return for the six months ended 6/30/11 was 2.82%.

Summary	5

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

Average Annual Total Returns
	Periods ended
	December 31, 2010
	1 Year	5 Years	10 Years
GNMA Fund
Returns before taxes	6.49%	5.77%	5.43%
Returns after taxes on distributions	4.96	4.42	3.86
Returns after taxes on distributions
and sale of fund shares	4.20	4.28	3.78
Barclays Capital U.S. GNMA Index	6.67	6.29	5.86
Lipper GNMA Funds Average	6.16	5.86	5.26

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Andrew C. McCormick	Chairman of Investment Advisory Committee	2008	2008

T. Rowe Price	6

Purchase and Sale of Fund Shares

The fund’s investment minimums generally are as follows (if you hold shares through a financial intermediary, the intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Individual retirement accounts, small business retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts, and Education Savings accounts	$1,000	$100

All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through an individual retirement account, 401(k) plan, or other tax-deferred account. A redemption or exchange of fund shares may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information on these payments.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F70-045 10/1/11